UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 9, 2010

ENERGY QUEST, INC.

(Exact name of registrant as specified in charter)

Nevada	000-28305	91-1880015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 169, 850 South Boulder Hwy, Henderson, Nevada	89015
(Address of principal executive offices)	(Zip Code)

(702) 568-4131

Registrant’s telephone number

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 9, 2010, Vasant K. Jain, a Director and the Chief Financial Officer of Energy Quest, Inc. (the “Company”), submitted his resignation notice to the Company, effective immediately. The resignation was not motivated by a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Jain has resigned both as an officer and a director of the Company.

Item 8.01.

Other Events.

On May 3, 2007 the Company entered into a Convertible Debenture Agreement with Jain Vassant a.k.a. Vasant K. Jain pursuant to which the Company was to receive project funding of US $120,000,000.  To date the Company has not closed the debenture and has decided to cancel all agreements and certificates pertaining to the debenture.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits.

17.1

Letter from Formal Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY QUEST, INC.

Date: April 9, 2010	By: /s/ Wilf Ouellette
Wilf Ouellette, President and C.E.O.